UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22135

Academy Funds Trust
 (Exact name of registrant as specified in charter)

325 Chestnut Street, Suite 512
Philadelphia, PA 19106
 (Address of principal executive offices) (Zip code)

Jonathan Kopcsik
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
 (Name and address of agent for service)

215-979-3754
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2015

Date of reporting period:  November 30, 2015

Item 1. Reports to Stockholders.

ANNUAL REPORT

INNOVATOR
MCKINLEY INCOME FUND
Class  A  (IMIFX)
Class  I  (IMIIX)

IBD® 50 FUND (FFTY)

November 30, 2015

ACADEMY FUNDS TRUST

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Dear fellow shareholders,

Fiscal Year 2015 was a transitional time for the Innovator Funds.  First, in April we launched the Innovator IBD 50® Fund, an actively managed exchange traded fund (ETF) designed to invest in the IBD® 50 list of companies.  For the first time, through one fund, investors can access the top fifty growth investments as deemed by Investor’s Business Daily’s (“IBD”) long-esteemed fundamental and technical analytics.  Second, in July we appointed McKinley Capital Management, LLC (“McKinley Capital”) as sub-advisor to the Innovator McKinley Income Fund (formerly the Innovator Matrix Income® Fund).  McKinley Capital, an institutional investment advisor with approximately $7 billion in assets under management, will be applying their Equity Income strategy, which they have been managing in separate accounts for 25 years.  Their strategy matches the Fund’s objectives, utilizes the same high-income security types, and McKinley Capital has a long-term track record.

These developments demonstrate our commitment to being responsive to the needs of investors.  In the Innovator IBD® 50 Fund we’ve developed a product based on a “best ideas” list that many investors have been following for over a decade.  McKinley Capital utilizes a quantitative approach to portfolio construction which endeavors to reduce volatility.  Their appointment as sub-advisor to the Innovator McKinley Income Fund is the result of our continuous efforts to refine the Fund to seek to best reflect the high standards that we have for our shareholders.  2015 was transitional; we trust the fruits of these efforts will be realized in 2016 and for years to come.

Innovator IBD® 50 Fund

As portfolio manager of the Innovator IBD® 50 Fund our goal is simple but critical- to best offer investors exposure to the IBD® 50 stocks.  Paramount is finding the optimal balance between efficiency and accurate representation.  In practical terms- how frequently do we update the Fund to reflect a very dynamic list that is updated daily?  How do we minimize real world transaction costs while capturing the timeliness of list changes?  This is a challenge that we have and will continue to monitor and adapt as needed.

For the period of April 8, 2015 (Inception) to November 30, 2015, the Innovator IBD® 50 Fund had a total return of -5.84% by net asset value (NAV).  Over the same period the S&P 500® had a total return of +1.30%.   With such a high-frequency of adjustments and “what’s working” agnostic approach to concentrations, it is nearly impossible and perhaps pointless to ascribe attributions to particular names or sectors.  However, anecdotally we know in what types of markets the IBD® 50 list tends to outperform.  Identifying and capturing trends in individual submarkets, finding pockets of strength, is hugely important for the success of this strategy.  Looking back on the news stories and market action of 2015, I believe one theme was that there was no leadership or consistent providers of performance.  In such environments I believe the list and Fund will act as they did in 2015, with frequent dramatic recalibration and high turnover in a quest to find footing for the next move up.

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Innovator McKinley Income Fund Commentary

As stated above, McKinley Capital became the sub-advisor and portfolio manager of the Fund on July 13, 2015.  Please note that while this was their appointment date, McKinley Capital inherited the previous sub-advisor’s portfolio and over a period of months (ending in October) patiently converted it to reflect their Equity Income strategy.  This careful process was done in order to minimize disruption and most efficiently execute the transition for our shareholders.  As such, we do not feel that 2015 performance is fairly reflective of them and their strategy.  For fiscal year 2015 ending 11/30/2015, the Class A shares of the Fund had a total return of -9.36% on a load-waived basis (-14.55% with the sales load), while the S&P 500® had a total return of +2.75% and the Barclays U.S. Aggregate Bond Index had a total return of +0.97%.  Over the same time period the Class I shares had a total return of -9.15%.

Below, please find commentary from McKinley Capital:

McKinley Capital is an institutional investment manager that has managed a yield-oriented strategy since 1991 in a separate account format. We are pleased to have been selected to bring our strategy to the management of the Innovator McKinley Income Fund (“the Fund”), which began on July 13, 2015.

Our underlying investment philosophy is based on the belief that long-term investment goals can be achieved through the construction and management of a fundamentally sound portfolio of securities whose dividends rise over time.

McKinley Capital targets the following:

•	Rising dividend payouts
•	High current income
•	Capital appreciation
•	A concentrated, varied, and benchmark-agnostic portfolio

Therefore, we believe the Fund may be well suited for investors seeking high levels of current income with moderate capital appreciation from a portfolio primarily composed of U.S.-listed securities which may include dividend-paying common stocks, American Depository Receipts (“ADRs”), Real Estate Investment Trusts (“REITs”), Master Limited Partnerships (“MLPs”) and Business Development Companies (“BDCs”).

Investment decisions at McKinley Capital are based on the application of our three core competencies: Quantitative Screening; Qualitative Security Selection and Portfolio Construction; and Risk Management.  For the Fund, we systematically search for and identify securities that we believe have above average dividend yield, accelerating dividend payout amounts, favorable risk-adjusted relative returns, and adequate liquidity.  For candidate securities under consideration, we seek out who we believe is the best research analyst to determine his or her views on future dividends relative to consensus, as well as endeavor to ascertain an understanding of forces or events that may adversely impact a security. Selected securities are spread across industries, sectors, and market capitalization within the universe of securities with strong dividend characteristics. We systematically sell securities that have

ACADEMY FUNDS TRUST

dividend cuts, significant analyst downgrades in the outlook for the future level of dividends, or significant price deterioration relative to the benchmark.

Market Review

At the beginning of 2015, many participants in the global equity markets expected the Federal Reserve to move to raise interest rates sometime during the year. Energy and other commodity prices continued the late 2014 trend and weakened throughout 2015. Much of the decline was the result of weak Chinese demand and an increase in oil supply from the OPEC producers. Chinese economic growth fell to approximately 7% in 2015, a decline from approximately 10% between 1980 and 2011, and from approximately 8% in more recent years. For the 12-month period ending December 31, 2015, West Texas Intermediate crude oil (“WTI”) was priced at about $37 per barrel, a decline of approximately 65% from its 2013 highs. As a result, oil-related MLPs were volatile. From August to December, the Alerian MLP Index experienced three of its best weeks and four of its worst weeks of performance in its history.  The index closed down at -36.93% (-32.59% with dividends reinvested) for 2015. Thus, while interest rate volatility was less than some had feared, the volatility and decline in energy prices negatively impacted the price performance of many equity-related high-yield securities.

The volatility of the second half of 2015 can be summarized as follows:

The Federal Reserve’s decision to raise rates and energy making new lows.

All U.S.-traded equities with a dividend yield over 5% (roughly 500 companies) had a median total return of approximately -19.0% for 2015. During the same period these stocks posted a median dividend yield of 9.5% for 2015.

Crude dipped below $35, a price not seen for over a decade (June 2004)

Fund Performance

McKinley Capital began its tenure with the Fund on July 13, 2015.  From that date through December 31, 2015, on a security type basis, Master Limited Partnership (“MLP”) securities detracted from performance. U.S. Common Stock securities provided positive performance. Negative contributions to return were generated by companies such as NGL Energy Partners LP (MLP), KKR & Co LP (MLP) and Calumet Specialty Products Partners LP (MLP). Positions in NewMedia Investment Group Inc (U.S. Common Stock), Reynolds American Inc (U.S. Common Stock) and AstraZeneca PLC (foreign stock and ADR) positively impacted the Innovator McKinley Income Fund.

Outlook

McKinley Capital will continue to focus its efforts on seeking to produce long-term capital appreciation as well as high current income for investors in the Fund.

Regards,

David Jacovini
President
Innovator Management LLC

ACADEMY FUNDS TRUST

Past performance does not guarantee future results. Index performance is not indicative of fund performance.

Opinions expressed are those of the Advisor.  The above discussion is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security.

The Innovator McKinley Income Fund does not receive the same tax benefits of a direct investment in an MLP.  Any tax or legal advice provided is not an exhaustive interpretation of some of the current income tax regulations.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the fund nor any of its representatives may give legal or tax advice.

Investing involves Risks. Principal loss is possible. Along with general market risks, an ETF that concentrates its investments in the securities of a particular industry, market, sector, or geographic area may be more volatile than a fund that invests in a broader range of industries. Additionally, the Innovator IBD® 50 Fund may invest in securities that have additional risks. Foreign companies can be more volatile, less liquid, and subject to the risk of currency fluctuations. This risk is greater for emerging markets. Small and mid-cap companies can have limited liquidity and greater volatility than large-cap companies. Also, ETFs face numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. ETFs are bought and sold at market price and not individually redeemed from the fund. Brokerage commissions will reduce returns.

Mutual Fund investing involves risk. Principal loss is possible. While the Innovator McKinley Income Fund is classified as diversified, diversification does not ensure a profit, nor does it protect against a loss in a declining market. Additionally, it may invest in securities that have additional risks. Foreign companies can be more volatile, less liquid, and subject to the risk of currency fluctuations. Small and mid-cap companies can have limited liquidity and greater volatility than large-cap companies. Debt securities will typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Closed-end funds and Business Development Companies (BDCs) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of their shares may trade at a discount to their net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact their ability to sell shares. Additionally, they may employ leverage which can increase volatility. BDCs may invest in smaller companies and may therefore carry risks similar to those of private equity or venture capital funds. Closed-end funds, BDCs, and exchange-traded funds may experience many of the same risks associated with individual securities. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. The fund may not receive the same tax treatment as a direct investment in a master limited partnership. The Fund may have concentrations in REITs and real estate securities with additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Royalty trusts are subject to additional risks such as: cash-flow fluctuations and revenue decreases due to a sustained decline in demand for crude oil, natural gas and refined petroleum products, risks related to economic conditions, higher taxes or other regulatory actions that increase costs for royalty trusts.

The “IBD®” mark and logo have been licensed to the Adviser by Investor’s Business Daily, Inc. (“IBD”) for use in connection with the Fund under certain circumstances. The Fund is not sponsored, endorsed or sold by IBD. IBD makes no representation regarding the advisability of investing in the Fund. Additionally, while the Fund will generally hold all of the companies included in the IBD® 50 Index it will not invest in these companies in the same proportion as reflected in the Index. Performance will deviate from the performance of the IBD® 50 Index, and the active management of the Fund may not produce the desired results. Investor’s Business Daily® and CAN SLIM® marks and associated logos are used with permission by IBD.

ACADEMY FUNDS TRUST

The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Alerian MLP Index is a gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The index is float-adjusted, capitalization-weighted, includes 50 companies and captures approximately 75% of available market capitalization.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, capitalization-weighted index generally representative of the market for investment grade U.S. government and U.S. corporate debt securities.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

This report must be preceded or accompanied by a prospectus.

Academy Funds are distributed by Quasar Distributors, LLC.

INNOVATOR MCKINLEY INCOME FUND

Index Comparison

The following chart compares the value of a hypothetical $10,000 investment in the Innovator McKinley Income Fund – Class A from its inception (January 31, 2012) to November 30, 2015 as compared with the S&P 500® Total Return Index and Barclays U.S. Aggregate Bond Index.

Innovator McKinley Income Fund – Class A
Growth of a Hypothetical $10,000 Investment at November 30, 2015 vs.
S&P 500® Total Return Index and Barclays U.S. Aggregate Bond Index

	Average Annual Total Returns
	For the periods ended November 30, 2015
			Since
	1 Year	3 Years	Inception(1)
Innovator McKinley Income Fund
Class A: Without sales load	-9.36%	0.20%	0.87%
Class A: With sales load	-14.55%	-1.75%	-0.68%
Class I	-9.15%	N/A	-2.02%
S&P 500® Total Return Index	2.75%	16.09%	15.22%(2)
Barclays U.S. Aggregate Bond Index	0.97%	1.50%	2.08%(2)

(1)	Inception date is January 31, 2012 for Class A Shares and April 2, 2013 for Class I Shares.
(2)
The Since Inception returns shown are from the inception date of the Class A Shares. The annualized returns for the S&P 500® Total Return Index and Barclays U.S. Aggregate Bond Index since the inception date of the Class I Shares are 13.49% and 1.78%, respectively.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-386-3890.

INNOVATOR MCKINLEY INCOME FUND

Index Comparison (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Total return calculations reflect the effect of the Advisor’s expense limitation agreement for the Fund.  Returns shown for the Fund and the S&P 500® Total Return Index include the reinvestment of all dividends, if any. The Barclays U.S. Aggregate Bond Index is a total return index which reflects the price changes and interest of each fixed income security in the index.

The S&P 500® Total Return Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Barclays Aggregate Bond Index is an unmanaged, capitalization-weighted index generally representative of the market for investment grade U.S. government and U.S. corporate debt securities.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

INNOVATOR IBD® 50 FUND

Index Comparison

The following chart compares the value of a hypothetical $10,000 investment in the Innovator IBD® 50 Fund from its inception (April 8, 2015) to November 30, 2015 as compared with the S&P 500® Total Return Index.

Innovator IBD® 50 Fund
Growth of a Hypothetical $10,000 Investment at November 30, 2015 vs.
S&P 500® Total Return Index

Total Returns
For the period ended November 30, 2015
Since Inception(1)
Innovator IBD® 50 Fund
NAV Return	-5.84%
Price Return	-5.92%
S&P 500® Total Return Index	1.30%

(1)	Inception date is April 8, 2015

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Total return calculations reflect the effect of the Advisor’s expense limitation agreement for the Fund.  Returns shown for the Fund and the S&P 500® Total Return Index include the reinvestment of all dividends, if any.

INNOVATOR IBD® 50 FUND

Index Comparison (Continued)

The S&P 500® Total Return Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

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Innovator McKinley Income Fund
Investments by Security Type as of November 30, 2015
(as a Percentage of Total Investments)

Innovator IBD® 50 Fund
Investments by Sector as of November 30, 2015
(as a Percentage of Total Investments)

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Expense Example
For the Periods Ended November 30, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) ongoing costs, including management fees, distribution and shareholder servicing (12b-1) fees, and other Fund expenses; and (2) transaction costs, including sales charges (loads) on purchase payments. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015 for the Innovator McKinley Income Fund and the Innovator IBD 50® Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses paid during the period ended” to estimate the expenses you paid on your account during the period.

			Expenses paid
	Beginning	Ending	during the
	account value	account value	period ended*
Innovator McKinley Income Fund
Class A	$1,000.00	$894.40	$6.41
Class I	$1,000.00	$895.30	$5.23

Innovator IBD® 50 Fund (NAV)	$1,000.00	$940.60	$3.89

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).

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Expense Example
For the Periods Ended November 30, 2015 (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs could have been higher.

			Expenses paid
	Beginning	Ending	during the
	account value	account value	period ended*
Innovator McKinley Income Fund
Class A	$1,000.00	$1,018.30	$6.83
Class I	$1,000.00	$1,019.55	$5.57

Innovator IBD® 50 Fund	$1,000.00	$1,021.06	$4.05

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).

INNOVATOR MCKINLEY INCOME FUND

Schedule of Investments – November 30, 2015

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 13.04%

Diversified – 2.58%
Corrections Corporation of America	24,192	$623,669
NorthStar Realty Europe Corp. (a)	6,732	76,947
NorthStar Realty Financial Corp.	20,196	364,336
		1,064,952

Health Care – 3.79%
Omega Healthcare Investors, Inc.	14,721	506,991
Physicians Realty Trust	66,296	1,061,399
		1,568,390

Hotels – 1.36%
Hospitality Properties Trust	20,304	563,842

Mortgage – 5.31%
Capstead Mortgage Corp.	43,632	414,068
Invesco Mortgage Capital, Inc.	78,292	1,050,679
MFA Financial, Inc.	104,644	730,415
		2,195,162

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $6,265,725)		$5,392,346

COMMON STOCKS – 38.68%

Deep Sea, Coastal, and Great Lakes
Water Transportation – 1.79%
Ship Finance International Ltd.	42,652	$738,733

Depository Credit Intermediation – 2.26%
Banco Santander SA – ADR	123,686	667,904
PacWest Bancorp	5,632	264,817
		932,721

Lessors of Real Estate – 0.13%
Four Corners Property Trust, Inc. (a)	2,825	55,935

Motion Picture and Video Industries – 2.27%
Regal Entertainment Group	50,046	938,362

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND
Schedule of Investments – November 30, 2015 (Continued)

	Shares	Value

COMMON STOCKS (Continued)

Other Financial Investment Activities – 0.00%
PJT Partners, Inc. (a)	0.4	$9

Other Investment Pools and Funds – 3.12%
New Media Investment Group, Inc.	70,799	1,289,250

Other Telecommunications – 2.33%
AT&T, Inc.	28,562	961,683

Petroleum and Coal Products Manufacturing – 1.48%
BP Plc – ADR	17,729	613,423

Pharmaceutical and Medicine Manufacturing – 9.49%
AbbVie, Inc.	12,196	709,197
AstraZeneca Plc – ADR	34,859	1,186,949
Bristol-Myers Squibb Co.	13,591	910,733
GlaxoSmithKline Plc – ADR	12,511	506,821
Merck & Co., Inc.	11,515	610,410
		3,924,110

Printing and Related Support Activities – 1.82%
R.R. Donnelley & Sons Co.	46,673	750,969

Resin, Synthetic Rubber, and Artificial Synthetic
Fibers and Filaments Manufacturing – 1.90%
LyondellBasell Industries N.V. – Class A	8,208	786,491

Restaurants and Other Eating Places – 1.11%
Darden Restaurants, Inc.	8,191	460,088

Tobacco Manufacturing – 9.95%
Altria Group, Inc.	22,132	1,274,803
Reynolds American, Inc.	28,066	1,298,053
Vector Group Ltd.	60,837	1,539,784
		4,112,640

Traveler Accommodation – 1.03%
InterContinental Hotels Group Plc – ADR	11,166	427,211
TOTAL COMMON STOCKS
(Cost $15,599,855)		$15,991,625

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Schedule of Investments – November 30, 2015 (Continued)

	Shares	Value

MASTER LIMITED PARTNERSHIPS – 30.61%

Amusement Parks and Arcades – 2.81%
Cedar Fair L.P.	20,636	$1,162,220

Death Care Services – 2.74%
StoneMor Partners L.P.	40,602	1,130,360

Deep Sea, Coastal, and Great Lakes
Water Transportation – 2.03%
Capital Product Partners L.P.	133,273	839,620

Gasoline Stations – 1.80%
AmeriGas Partners L.P.	18,925	742,049

Other Financial Investment Activities – 11.00%
AllianceBernstein Holding L.P.	51,309	1,257,071
Apollo Global Management, LLC.	49,780	812,907
Blackstone Group L.P.	41,118	1,284,115
KKR & Co. L.P.	70,599	1,193,829
		4,547,922

Petroleum and Coal Products Manufacturing – 6.08%
Calumet Specialty Products Partners L.P.	54,767	1,393,272
Northern Tier Energy L.P.	41,356	1,121,575
		2,514,847

Petroleum and Petroleum Products
Merchant Wholesalers – 1.57%
NGL Energy Partners L.P.	36,853	646,770

Pipeline Transportation of Natural Gas – 2.58%
Energy Transfer Partners L.P.	27,959	1,068,313
TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $12,300,262)		$12,652,101

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Schedule of Investments – November 30, 2015 (Continued)

	Shares	Value

BUSINESS DEVELOPMENT COMPANIES – 15.24%

Closed-end Funds – 15.24%
Apollo Investment Corp.	141,182	$896,506
Ares Capital Corp.	63,953	1,011,736
Prospect Capital Corp.	229,236	1,719,270
Solar Capital Ltd.	62,823	1,143,379
Hercules Technology Growth Capital, Inc.	32,317	373,908
Main Street Capital Corp.	36,139	1,153,195
TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $6,632,745)		$6,297,994

EXCHANGE TRADED FUNDS – 1.03%

Other Investment Pools and Funds – 1.03%
Vanguard High Dividend Yield ETF	6,269	$426,731
TOTAL EXCHANGE TRADED FUNDS
(Cost $416,689)		$426,731

SHORT TERM INVESTMENTS – 2.09%

Money Market Funds – 2.09%
Fidelity Government Portfolio – Class I, 0.01%	863,072	$863,072
TOTAL SHORT TERM INVESTMENTS
(Cost $863,072)		$863,072

Total Investments (Cost $42,078,348) – 100.69%		$41,623,869
Liabilities in Excess of Other Assets – (0.69)%		(283,942)
TOTAL NET ASSETS – 100.00%		$41,339,927

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
ADRAmerican Depository Receipt

The accompanying notes are an integral part of these financial statements.

INNOVATOR IBD® 50 FUND

Schedule of Investments – November 30, 2015

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 0.50%

Storage – 0.50%
Public Storage	1,473	$353,608
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $342,825)		$353,608

COMMON STOCKS – 99.34%

Activities Related to Credit Intermediation – 2.99%
Euronet Worldwide, Inc. (a)	18,246	$1,418,079
Visa, Inc.	8,782	693,866
		2,111,945

Beverage Manufacturing – 2.47%
Constellation Brands, Inc.	9,916	1,390,818
Monster Beverage Corp. (a)	2,301	355,758
		1,746,576

Cable and Other Subscription Programming – 0.48%
Walt Disney Co.	2,970	337,006

Chemical and Allied Products
Merchant Wholesalers – 3.04%
Acuity Brands, Inc.	9,295	2,146,030

Computer Systems Design and Related Services – 1.94%
CDW Corp.	31,747	1,370,518

Data Processing, Hosting, and Related Services – 3.50%
Red Hat, Inc. (a)	4,270	347,621
Total System Services, Inc.	37,986	2,125,696
		2,473,317

Depository Credit Intermediation – 6.93%
Bank Of The Ozarks, Inc.	45,599	2,475,113
Grupo Financiero Galicia SA – Class B – ADR	27,121	682,093
Signature Bank (a)	8,736	1,381,598
Western Alliance Bancorp. (a)	9,073	351,942
		4,890,746

The accompanying notes are an integral part of these financial statements.

INNOVATOR IBD® 50 FUND
Schedule of Investments – November 30, 2015 (Continued)

	Shares	Value

COMMON STOCKS (Continued)

Electrical Equipment Manufacturing – 2.97%
A. O. Smith Corp.	26,295	$2,097,289

Footwear Manufacturing – 0.99%
Nike, Inc.	5,288	699,497

Grocery Stores – 3.01%
Blackhawk Network Holdings, Inc. (a)	44,942	2,128,004

Health and Personal Care Stores – 1.94%
ULTA Salon, Cosmetics & Fragrance, Inc. (a)	8,204	1,370,068

Land Subdivision – 3.73%
LGI Homes, Inc. (a)	79,222	2,634,924

Management, Scientific, and Technical
Consulting Services – 2.97%
AMN Healthcare Services, Inc. (a)	71,025	2,095,238

Medical Equipment and
Supplies Manufacturing – 1.01%
Edwards Lifesciences Corp. (a)	4,368	711,984

Motor Vehicle and Motor Vehicle Parts and
Supplies Merchant Wholesalers – 1.96%
O’Reilly Automotive, Inc. (a)	5,240	1,382,679

Motor Vehicle Parts Manufacturing – 0.99%
Lennox International, Inc.	5,129	697,134

Oil and Gas Extraction – 0.49%
Phillips 66	3,762	344,336

Other Amusement and Recreation Industries – 0.49%
Global Payments, Inc.	4,849	343,552

Other Financial Investment Activities – 4.50%
Noah Holdings Ltd. – ADR (a)	74,777	2,461,659
Wisdomtree Investments, Inc.	32,887	715,292
		3,176,951

The accompanying notes are an integral part of these financial statements.

INNOVATOR IBD® 50 FUND

Schedule of Investments – November 30, 2015 (Continued)

	Shares	Value

COMMON STOCKS (Continued)

Other Information Services – 9.38%
Alphabet, Inc. (a)	910	$694,194
Facebook, Inc. (a)	19,881	2,072,395
LinkedIn Corp. (a)	5,676	1,379,892
NetEase, Inc. – ADR	14,866	2,477,568
		6,624,049

Other Schools and Instruction – 3.07%
TAL Education Group – ADR (a)	49,177	2,165,755

Petroleum and Coal Products Manufacturing – 2.90%
Tesoro Corp.	17,779	2,047,607

Pharmaceutical and Medicine Manufacturing – 1.90%
Regeneron Pharmaceuticals, Inc. (a)	2,469	1,344,371

Poultry and Egg Production – 2.92%
Cal-Maine Foods, Inc.	37,887	2,065,220

Professional and Commercial Equipment and
Supplies Merchant Wholesalers – 3.54%
Paycom Software, Inc. (a)	57,359	2,500,852

Restaurants and Other Eating Places – 4.99%
Dave & Buster’s Entertainment, Inc. (a)	55,587	2,131,206
Starbucks Corp.	22,624	1,388,887
		3,520,093

Scheduled Air Transportation – 5.40%
Alaska Air Group, Inc.	17,607	1,403,806
Hawaiian Holdings, Inc. (a)	66,649	2,412,694
		3,816,500

Scientific Research and Development Services – 3.65%
Cambrex Corp. (a)	48,046	2,576,706

Securities and Commodity Exchanges – 0.50%
CBOE Holdings, Inc.	4,912	354,696

The accompanying notes are an integral part of these financial statements.

INNOVATOR IBD® 50 FUND

Schedule of Investments – November 30, 2015 (Continued)

	Shares	Value

COMMON STOCKS (Continued)

Semiconductor and Other Electronic
Component Manufacturing – 3.10%
Avago Technologies Ltd.	5,460	$712,257
Integrated Device Technology Co. (a)	12,799	358,884
Monolithic Power Systems, Inc.	5,204	355,589
Universal Display Corp. (a)	14,458	759,912
		2,186,642

Software Publishers – 8.16%
Fleetmatics Group Plc (a)	41,869	2,499,579
Manhattan Associates, Inc. (a)	33,198	2,542,967
Qihoo 360 Technology Company Ltd. – ADR (a)	10,600	719,740
		5,762,286

Utility System Construction – 3.43%
Dycom Industries, Inc. (a)	27,695	2,419,989
TOTAL COMMON STOCKS
(Cost $64,535,551)		$70,142,560

SHORT TERM INVESTMENTS – 0.17%

Money Market Funds – 0.17%
Fidelity Government Portfolio – Class I, 0.01%	119,563	$119,563
TOTAL SHORT TERM INVESTMENTS
(Cost $119,563)		$119,563

Total Investments (Cost $64,997,939) – 100.01%		$70,615,731
Liabilities in Excess of Other Assets – (0.01)%		(3,783)
TOTAL NET ASSETS – 100.00%		$70,611,948

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
ADRAmerican Depository Receipt

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Statement of Assets and Liabilities
November 30, 2015

	Innovator	Innovator
	McKinley Income	IBD® 50
	Fund	Fund

Assets:
Investments, at value*	$41,623,869	$70,615,731
Receivable for investments sold	—	8,574,039
Receivable for fund shares sold	4,424	—
Dividends, interest and other receivables	64,453	26,776
Prepaid expenses	15,777	17,808
Total Assets	41,708,523	79,234,354

Liabilities:
Payable for investments purchased	—	8,527,738
Payable for fund shares redeemed	102,031	—
Payable to Adviser	25,004	30,517
Payable to Trustees	423	2,942
Accrued 12b-1 fees – Class A	167,297	—
Accrued expenses and other liabilities	73,841	61,209
Total Liabilities	368,596	8,622,406
Net Assets	$41,339,927	$70,611,948

Net Assets Consist of:
Capital stock	$54,752,595	$76,282,829
Undistributed net investment income/(loss)	641,063	(60,536)
Accumulated net realized loss	(13,598,836)	(11,228,137)
Net unrealized appreciation/(depreciation) on
investments and foreign currency transactions	(454,895)	5,617,792
Net Assets	$41,339,927	$70,611,948

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Statement of Assets and Liabilities
November 30, 2015 (Continued)

	Innovator	Innovator
	McKinley Income	IBD® 50
	Fund	Fund
Total Fund:
Net Assets	N/A	$70,611,948
Shares of beneficial interest outstanding
(unlimited shares without par value authorized)	N/A	3,000,000
Net asset value price per share	N/A	23.54

Class A:
Net Assets	$36,705,793	N/A
Shares of beneficial interest outstanding
(unlimited shares without par value authorized)	2,163,554	N/A
Net asset value price per share	16.97	N/A
Maximum offering price per share(1)	18.00	N/A

Class I:
Net Assets	4,634,134	N/A
Shares of beneficial interest outstanding
(unlimited shares without par value authorized)	273,564	N/A
Net asset value price per share	16.94	N/A
* Cost of investments	$42,078,348	$64,997,939

(1)	Includes a sales load of 5.75%. See Note 7 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Statement of Operations
For the Periods Ended November 30, 2015

	Innovator	Innovator
	McKinley Income	IBD® 50
	Fund	Fund(2)
Investment Income:
Dividends	$4,526,563 (1)	$162,811
Interest	96	10
	4,526,659	162,821
Expenses:
Investment advisory fee	683,457	248,774
Professional fees	52,552	48,924
Administration fee	57,199	36,967
Fund accounting fees	30,723	1,631
Transfer agent fees and expenses	36,883	—
12b-1 fees – Class A	158,579	N/	A
Trustee fees and expenses	7,316	5,386
Printing and mailing expense	14,159	7,556
Custody fees	11,522	11,789
Insurance expense	10,591	—
Registration fees	26,801	1,370
Interest Expense	8,588	—
Organizational costs	—	31,848
Other expenses	5,297	6,408
Total expenses before expense limitation	1,103,667	400,653
Less: Advisory fees waived	(184,718)	(116,340)
Net expenses	918,949	284,313
Net Investment Income/(Loss)	3,607,710	(121,492)

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on:
investments	(9,597,651)	(11,471,221)
investments sold in-kind	—	446,164
Net change in unrealized appreciation/(depreciation)
on investments and foreign currency transactions	(77,268)	5,617,792
Net realized and unrealized loss on investments	(9,674,919)	(5,407,265)

Net Decrease in Net Assets Resulting from Operations	$(6,067,209)	$(5,528,757)

(1)	Net of foreign withholding taxes of $8,117.
(2)	Since Commencement of Operations on April 8, 2015.

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Statement of Changes in Net Assets

	Year Ended	Period Ended	Year Ended
	November 30,	November 30,	December 31,
	2015	2014(1)	2013
Operations:
Net investment income	$3,607,710	$4,034,703	$5,057,940
Net realized loss on investments	(9,597,651)	(1,992,241)	(596,767)
Net change in unrealized
appreciation/(depreciation) on
investments and foreign currency	(77,268)	57,619	2,478,225
Net increase/(decrease) in net assets
resulting from operations	(6,067,209)	2,100,081	6,939,398

Dividends and distributions
to shareholders:
Net investment income – Class A	(3,480,385)	(4,055,461)	(4,733,630)
Net investment income – Class I	(266,445)	(209,629)	(18,030)
Net realized gains – Class A	—	—	(228,699)
Net realized gains – Class I	—	—	(10,946)
Return of capital – Class A	—	(814,635)	—
Return of capital – Class I	—	(39,708)	—
Total dividends and distributions	(3,746,830)	(5,119,433)	(4,991,305)

Fund Share Transactions:
Class A Shares
Proceeds from shares sold	4,196,808	27,996,200	91,121,382
Shares issued to holders in
reinvestment of dividends	3,358,978	4,736,853	4,839,275
Cost of shares redeemed*	(59,427,876)	(36,301,268)	(69,728,489)
Net increase/(decrease) in net assets
from capital share transactions	(51,872,090)	(3,568,215)	26,232,168

Class I Shares
Proceeds from shares sold	—	—	5,005,000
Shares issued to holders in
reinvestment of dividends	266,446	249,337	28,976
Cost of shares redeemed	—	—	—
Net increase in net assets
from capital share transactions	266,446	249,337	5,033,976

Total increase/(decrease)
in net assets	$(61,419,683)	$(6,338,230)	$33,214,237

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Statement of Changes in Net Assets (Continued)

	Year Ended	Period Ended	Year Ended
	November 30,	November 30,	December 31,
	2015	2014(1)	2013
Net Assets:
Beginning of period	102,759,610	109,097,840	75,883,603
End of period**	$41,339,927	$102,759,610	$109,097,840
* Net of redemption fees of	$3,437	$1,687	$14,927
** Including undistributed net
investment income/(loss) of	$641,063	$(20,960)	$(162,224)

Change in Shares Outstanding:
Class A
Shares sold	234,366	1,343,285	4,484,806
Shares issued to holders in
reinvestment of dividends	181,075	228,431	239,973
Shares redeemed	(3,204,542)	(1,753,796)	(3,526,025)
Net increase/(decrease)	(2,789,101)	(182,080)	1,198,754

Class I
Shares sold	—	—	245,582
Shares issued to holders in
reinvestment of dividends	14,501	12,050	1,431
Shares redeemed	—	—	—
Net increase	14,501	12,050	247,013

(1)	The period ended November 30, 2014 consists of eleven months due to the Fund’s fiscal year end change.

The accompanying notes are an integral part of these financial statements.

INNOVATOR IBD® 50 FUND

Statement of Changes in Net Assets

Period Ended
November 30, 2015(1)
Operations:
Net investment loss	$(121,492)
Net realized loss on investments	(11,025,057)
Net change in unrealized appreciation on investments	5,617,792
Net decrease in net assets resulting from operations	(5,528,757)

Dividends and distributions to shareholders:
Net investment income	—
Net realized gains	—
Total dividends and distributions	—

Fund Share Transactions:
Total Fund
Proceeds from shares sold	90,134,690
Shares issued to holders in reinvestment of dividends	—
Cost of shares redeemed in-kind	(13,993,985)
Net increase in net assets from capital share transactions	76,140,705
Total increase in net assets	$70,611,948

Net Assets:
Beginning of period	—
End of period*	$70,611,948
* Including undistributed net investment loss of	$(60,536)

Change in Shares Outstanding:
Total Fund
Shares sold	3,600,000
Shares issued to holders in reinvestment of dividends	—
Shares redeemed in-kind	(600,000)
Net increase	3,000,000

(1)	Since Commencement of Operations on April 8, 2015

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

INNOVATOR MCKINLEY INCOME FUND

Financial Highlights

CLASS A

							From
							January 31, 2012
	Year Ended		Period Ended		Year Ended		(Inception Date) to
	November 30,		November 30,		December 31,		December 31,
	2015		2014(7)		2013		2012
Per share operating performance
(For a share outstanding
throughout each period)
Net asset value, beginning of period	$19.72		$20.27		$19.28		$20.00

Operations:
Net investment income	0.98	(6)	0.74	(6)	1.02	(6)	1.02
Net realized and
unrealized gain/(loss)	(2.77)		(0.35)		0.95		(0.72)
Total from investment operations	(1.79)		0.39		1.97		0.30

Dividends and distributions
to shareholders:
Dividends from net
investment income	(0.96)		(0.78)		(0.94)		(1.02)
Distributions from
net realized gains	—		—		(0.04)		—
Return of capital distributions	—		(0.16)		—		—
Total dividends and distributions	(0.96)		(0.94)		(0.98)		(1.02)
Change in net asset
value for the period	(2.75)		(0.55)		0.99		(0.72)
Redemption fees per share	0.00	(3)(6)	0.00	(3)(6)	0.00	(3)(6)	0.00	(3)
Net asset value, end of period	$16.97		$19.72		$20.27		$19.28
Total return(4)	-9.36%		1.79	%(2)	10.39%		1.48	%(2)

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Financial Highlights (Continued)

CLASS A

					From
					January 31, 2012
	Year Ended	Period Ended		Year Ended	(Inception Date) to
	November 30,	November 30,		December 31,	December 31,
	2015	2014(7)		2013	2012
Ratios/supplemental data
Net assets, end of period (000)	$36,706	$97,659		$104,097	$75,884
Ratio of net expenses
to average net assets:
Before expense
limitation arrangement(5)(8)	1.63%	1.54	%(1)	1.57%	1.68	%(1)
After expense
limitation arrangement(5)(8)	1.36%	1.36	%(1)	1.35%	1.35	%(1)
Ratio of net investment income/(loss)
to average net assets:
Before expense
limitation arrangement(5)	4.99%	3.67	%(1)	4.86%	6.05	%(1)
After expense
limitation arrangement(5)	5.26%	3.85	%(1)	5.08%	6.38	%(1)
Portfolio turnover rate	73%	40%		91%	46%

(1)	Annualized.
(2)	Not annualized.
(3)	Amount calculated is less than $0.005 per share.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares. See Note 7 in the Notes to the Financial Statements.
(5)	Does not include expenses of investment companies in which the Fund invests.
(6)	Net investment income/(loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
(7)	The period ended November 30, 2014 consists of eleven months due to the Fund’s fiscal year end change.
(8)	The ratio of expenses to average net assets includes interest expense and certain proxy expenses where applicable. See Note 4 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

INNOVATOR MCKINLEY INCOME FUND

Financial Highlights

CLASS I

				From
				April 2, 2013
	Year Ended	Period Ended		(Inception Date) to
	November 30,	November 30,		December 31,
	2015	2014(5)		2013
Per share operating performance
(For a share outstanding throughout each period)
Net asset value, beginning of period	$19.69	$20.24		$20.57

Operations:
Net investment income	1.02 (4)	0.78	(4)	0.79	(4)
Net realized and unrealized loss	(2.77)	(0.34)		(0.37)
Total from investment operations	(1.75)	0.44		0.42

Dividends and distributions to shareholders:
Dividends from net investment income	(1.00)	(0.83)		(0.71)
Distributions from net realized gains	—	—		(0.04)
Return of capital distributions	—	(0.16)		—
Total dividends and distributions	(1.00)	(0.99)		(0.75)
Change in net asset value for the period	(2.75)	(0.55)		(0.33)
Net asset value, end of period	$16.94	$19.69		$20.24

Total return	-9.15%	2.03	%(3)	2.19	%(3)

Ratios/supplemental data
Net assets, end of period (000)	$4,634	$5,101		$5,001
Ratio of net expenses to average net assets:
Before expense limitation arrangement(2)(6)	1.38%	1.29	%(1)	1.32	%(1)
After expense limitation arrangement(2)(6)	1.11%	1.11	%(1)	1.10	%(1)
Ratio of net investment income/(loss)
to average net assets:
Before expense limitation arrangement(2)	5.24%	3.92	%(1)	4.94	%(1)
After expense limitation arrangement(2)	5.51%	4.10	%(1)	5.16	%(1)
Portfolio turnover rate	73%	40%		91%

(1)	Annualized.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Not annualized.
(4)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(5)	The period ended November 30, 2014 consists of eleven months due to the Fund’s fiscal year end change.
(6)	The ratio of expenses to average net assets includes interest expense and certain proxy expenses where applicable. See Note 4 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

INNOVATOR IBD® 50 FUND

Financial Highlights

TOTAL FUND

	Period Ended
	November 30, 2015(3)
Per share operating performance
(For a share outstanding throughout each period)
Net asset value, beginning of period	$25.00

Operations:
Net investment loss	(0.04)
Net realized and unrealized loss	(1.42)
Total from investment operations	(1.46)

Dividends and distributions to shareholders:
Dividends from net investment income	—
Distributions from net realized gains	—
Total dividends and distributions	—
Change in net asset value for the period	(1.46)
Net asset value, end of period	$23.54

Total return	-5.84	%(2)

Ratios/supplemental data
Net assets, end of period (000)	$70,612
Ratio of net expenses to average net assets:
Before expense limitation arrangement	1.13	%(1)
After expense limitation arrangement	0.80	%(1)
Ratio of net investment income/(loss) to average net assets:
Before expense limitation arrangement	-0.67	%(1)
After expense limitation arrangement	-0.34	%(1)
Portfolio turnover rate	546	%(4)

(1)	Annualized.
(2)	Not annualized.
(3)	Since Commencement of Operations on April 8, 2015.
(4)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

The accompanying notes are an integral part of these financial statements.

ACADEMY FUNDS TRUST

Notes to Financial Statements

1.	ORGANIZATION

Academy Funds Trust (the “Trust”) was organized under Delaware law as a Delaware statutory trust on October 17, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and classified as an open-end management investment company.  The Trust currently consists of two separate series, collectively the (“Funds”): the Innovator McKinley Income Fund (“IMIFX-IMIIX”), consisting of two classes, Class A which commenced operations on January 31, 2012 and Class I which commenced operations on April 2, 2013; and the Innovator IBD® 50 Fund (“FFTY”) which commenced operations on April 8, 2015.  IMIFX-IMIIX’s Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders.  IMIFX-IMIIX seeks current income and long-term capital appreciation.  FFTY is an exchange traded fund that does not charge a sales load, have a redemption fee and currently does not charge a 12b-1 fee to its shareholders.  FFTY seeks long-term capital appreciation.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation:

Portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Trust’s pricing procedures.  Exchange traded options are valued using composite pricing.  If no sales are reported, the options will be valued by calculating the mean between the highest bid price and the lowest ask price across the exchanges where the option is traded.  Non-exchange traded options are valued at fair value using a mathematical model.  Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices.  Open-ended mutual funds are valued at that day’s NAV.  Government and retail money-market funds, which are not eligible for vendor pricing, are valued at amortized cost, which approximates market value.  Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities.  Foreign securities and

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the New York Stock Exchange.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by a method approved by the Board.  The Trust will also use the fair value of a foreign security at the time of calculating its NAV when events following the close of foreign markets on which the foreign security trades indicate that such closing price does not reflect the foreign securities fair value.  The Trust concluded that a price determined under the Trust’s valuation procedures was not readily available if, among other things, the Trust believed that the value of the security might have been materially affected by an intervening significant event.  A significant event may be related to a single issuer, to an entire market sector, or to the entire market.  These events may include, among other things: issuer–specific events including rating agency action, earnings announcements and corporate actions, significant fluctuations in domestic or foreign markets, natural disasters, armed conflicts, and government actions.  In the event that the market quotations are not readily available, the fair value of such securities will be determined in good faith, taking into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.  The investment advisor shall continuously monitor for significant events that might necessitate the use of fair value procedures.

Use of Estimates:

In preparing financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from these estimates.

Federal Income Taxes:

The Funds intend to meet the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all net investment taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is recorded.

Management of the Funds has reviewed the Funds’ tax positions for all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

taken on the tax return for the fiscal year ended November 30, 2015.  The Funds are also not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the periods ended November 30, 2015, the Funds did not incur any interest or penalties.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2015 IMIFX-IMIIX increased undistributed net investment income by $801,143, increased paid in capital by $56,807 and increased accumulated net realized loss by $857,950.  For the year ended November 30, 2015 FFTY decreased undistributed net investment loss by $60,956, increased paid in capital by $142,124 and increased accumulated net realized loss by $203,080.

Distributions to Shareholders:

IMIFX-IMIIX intends to declare and distribute its net investment income, if any, as dividends quarterly.  FFTY intends to declare and distribute its net investment income, if any, as dividends annually.  Distributions of net realized capital gains, if any, will be declared and paid at least annually by the Funds.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.

Guarantees and Indemnifications:

In the normal course of business, the Trust may enter into a contract with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims against the Trust that have not yet occurred. Based on experience, the Trust expects the risk of loss to be remote.

Other:

Investment transactions are recorded on the trade date.  The Trust determines the gain or loss realized from investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from IMIFX-IMIIX’s investments in master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and royalty trusts are comprised of ordinary income, capital gains and return of capital.  For financial statement

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

purposes, IMIFX-IMIIX uses estimates to characterize these distributions received as return of capital, capital gains or ordinary income.  Such estimates are based on historical information available from each MLP, REIT or royalty trust and other industry sources.  These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of IMIFX-IMIIX.  The distributions received from MLP, REIT and royalty trust securities that have been classified as income and capital gains are included in dividend income and Net Realized Loss on Investments, respectively, on the Statement of Operations.  The distributions received that are classified as return of capital reduce the cost of investments on the Statement of Assets and Liabilities.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares of IMIFX-IMIIX based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•	Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

•	Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

There were no transfers between Levels 1 and 2 during the period for the Funds.  Transfers between levels are recognized at the end of the reporting period.

IMIFX-IMIIX

	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts	$5,392,346	$—	$—	$5,392,346
Common Stocks	15,991,625	—	—	15,991,625
Master Limited Partnerships	12,652,101	—	—	12,652,101
Business Development Companies	6,297,994	—	—	6,297,994
Exchange Traded Funds	426,731	—	—	426,731
Short Term Investments	863,072	—	—	863,072
Total Investments in Securities	$41,623,869	$—	$—	$41,623,869

FFTY

	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts	$353,608	$—	$—	$353,608
Common Stocks	70,142,560	—	—	70,142,560
Short Term Investments	119,563	—	—	119,563
Total Investments in Securities	$70,615,731	$—	$—	$70,615,731

See the Schedule of Investments for the investments detailed by industry classification.

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

3.	DISTRIBUTION PLAN

The Trust has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for IMIFX-IMIIX’s Class A shares.  The Plan is designed to compensate IMIFX-IMIIX’s distributor, advisor, or others for certain promotional and other sales related costs and for providing related services.  IMIFX-IMIIX paid a monthly fee at the annual rate of up to 0.25% of the average daily net assets of IMIFX-IMIIX’s Class A shares in regards to qualified expenses under the Plan.  The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees.  For the year ended November 30, 2015, Class A of IMIFX-IMIIX incurred $158,579 of expenses pursuant to the Plan.  The Trust has adopted a Distribution and Service (12b-1) Plan for FFTY, however no 12b-1 fees are currently paid by FFTY, and there are no plans to impose these fees.

4.	INVESTMENT ADVISOR AND OTHER AFFILIATES

The Trust has entered into Investment Advisory Agreements (the “Advisory Agreements”) with Innovator Management LLC (the “Advisor”).  The Advisory Agreements provide for advisory fees computed daily and paid monthly at an annual rate of 1.00% of the IMIFX-IMIIX’s average daily net assets and 0.70% of FFTY’s average daily net assets.  The Advisor has appointed McKinley Capital Management, LLC and Penserra Capital Management LLC, as sub-advisors to IMIFX-IMIIX and FFTY, respectively.  Trust and Fiduciary Management Services, Inc. was sub-advisor to IMIFX-IMIIX prior to July 13, 2015.  The Advisor is responsible for compensating the sub-advisors for their services to the Funds.

Under the terms of Expense Limitations Agreements, the Advisor has contractually agreed, through March 30, 2016, to waive its advisory fees and/or assume as its own expense, certain expenses otherwise payable by the Funds to the extent necessary to ensure that net annual fund operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 1.10% of average daily net assets for both Class A and Class I of IMIFX-IMIIX and 0.80% of average daily net assets of FFTY.  Pursuant to the expense limitation agreements for the Funds, the Advisor is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Advisor will not cause the respective Fund to exceed any applicable expense limitation that was in place for the respective Fund when the fees were waived or expenses were paid. For the

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

period ended November 30, 2015, the Advisor waived $184,718 and $116,340 of its advisory fees for IMIFX-IMIIX and FFTY, respectively, and did not recoup any of its waived fees.  The table below indicates the amount of fees that the Advisor may recoup:

	Recovery Expiring on
	12/31/2016	11/30/2017	11/30/2018	Total
IMIFX-IMIIX	$214,017	$181,775	$184,718	$580,510
FFTY	N/A	N/A	116,340	116,340

5.	INVESTMENT TRANSACTIONS

For the period ended November 30, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government obligations were as follows:

	IMIFX-IMIIX	FFTY
Purchases:
U.S. Government	$—	$—
Other	49,421,953	404,518,978
Sales:
U.S. Government	$—	$—
Other	96,728,647	328,615,544

For the period ended November 30, 2015, in-kind transactions associated with creations and redemptions of FFTY were $89,656,713 and $13,947,385, respectively.  Net capital gains or losses resulting from in-kind redemptions are excluded from FFTY’s taxable gains and are not distributed to shareholders.

For the period ended November 30, 2015 FFTY paid $51,571 in brokerage commissions on trades of securities to Penserra Securities LLC, an affiliated broker to FFTY.

6.	FEDERAL INCOME TAX INFORMATION

At November 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	IMIFX-IMIIX	FFTY
Cost of Investments	$42,381,805	$66,632,654
Gross Unrealized Appreciation	$2,734,873	$5,991,174
Gross Unrealized Depreciation	(3,492,809)	(2,008,097)
Net Unrealized Appreciation/
(Depreciation) on Investments	$(757,936)	$3,983,077

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

As of November 30, 2015, the components of accumulated earnings on a tax basis were as follows:

	IMIFX-IMIIX	FFTY
Accumulated Capital and Other Losses	$(13,295,379)	$(9,653,958)
Undistributed Ordinary Income	641,063	—
Unrealized Appreciation/(Depreciation)
on Investments and Foreign Currency	(758,352)	3,983,077
Total Accumulated Loss	$(13,412,668)	$(5,670,881)

At November 30, 2015, IMIFX-IMIIX and FFTY did not defer any post-October losses.

At November 30, 2015, the Funds had capital loss carryforwards as indicated below:

	IMIFX-IMIIX	FFTY
Indefinite Short-Term	$4,086,577	$9,593,422
Indefinite Long-Term	$9,208,802	$—

The tax character of distributions paid by the Funds during the fiscal periods ended November 30, 2015, November 30, 2014 and December 31, 2013 were as follows:

	IMIFX-IMIIX			FFTY
	2015	2014	2013	2015
Distributions paid from:
Ordinary Income	$3,746,830	$4,265,090	$4,991,305	$—

Long-Term Capital Gains	—	—	—	—
Return of Capital	—	854,343	—	—
Total Distributions Paid	$3,746,830	$5,119,433	$4,991,305	$—

7.	OFFERING PRICE PER SHARE

The public offering price for Class A of IMIFX-IMIIX is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75%.  Sales charges are not an expense of IMIFX-IMIIX and are not reflected in the financial statements.  The public offering price for Class I of IMIFX-IMIIX is the net asset value.

Shares of FFTY are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). FFTY issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of FFTY. Shares of FFTY may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from FFTY. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

8.	REDEMPTION FEE

Shares of IMIFX-IMIIX sold or exchanged within 90 days of purchase will be assessed a redemption fee of 2.00%.  The redemption fee is imposed to discourage short-term trading and is paid to IMIFX-IMIIX to help offset any costs associated with fluctuations in IMIFX-IMIIX assets levels and cash flow caused by short-term shareholder trading.  The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions.

9.	LINE OF CREDIT ARRANGEMENT

IMIFX-IMIIX is a party to an unsecured line of credit agreement with U.S. Bank, N.A., expiring September 14, 2016.  IMIFX-IMIIX may borrow up to $10 million.  Interest is charged on borrowings at the prevailing prime rate and reflected as interest expense on the Statement of Operations.  IMIFX-IMIIX intends to use this line of credit to increase the efficiency of cash flow management.  For the year ended November 30, 2015, IMIFX-IMIIX had average daily borrowings of $260,586 and a maximum daily borrowing of $3,507,000.

10.	SUBSEQUENT EVENTS

Effective December 1, 2015, IMIFX-IMIIX will no longer impose a redemption fee on the sale of its Class A and I shares. IMIFX-IMIIX will also no longer impose a sales load on its Class A shares and the class will be re-designated as “Investor Class” shares on December 1, 2015. Effective January 1, 2016, the annual 12b-1 fee applicable to the Investor Class shares of IMIFX-IMIIX will be reduced to no greater than 0.10% of average daily net assets of Investor Class.

ACADEMY FUNDS TRUST

Notes to Financial Statements (Continued)

11.	RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS (Unaudited)

A special meeting of the Fund’s shareholders was held on October 29, 2015. The matter voted on by the shareholders and the results of the vote at the shareholders meeting were as follows:

Proposal 1:

To approve a new investment advisory agreement for IMIFX-IMIIX

			% of IMIFX-IMIIX’s
	Shares Voted	% of Shares Voted	Outstanding Shares Voted
For	1,381,007	91.3%	47.0%
Against	14,641	1.0%	0.5%
Abstain	116,343	7.7%	4.0%

Proposal Passed

12.	RECENTLY ISSUED ACCOUTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

ACADEMY FUNDS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Academy Funds Trust and
Shareholders of Innovator McKinley Income Fund and
Innovator IBD 50 Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Innovator McKinley Income Fund and Innovator IBD 50 Fund (“Funds”), each a series of shares of Academy Funds Trust (the “Trust”), as of November 30, 2015 and with respect to Innovator McKinley Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the eleven month period ended November 30, 2014, and for the year ended December 31, 2013 and the financial highlights for the year then ended, the eleven month period ended November 30, 2014, the year then ended December 31, 2013, and for the period January 31, 2012 (commencement of operations) to December 31, 2012, with respect to Innovator IBD 50 Fund, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period April 8, 2015 (commencement of Operations) to November 30, 2015.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Innovator McKinley Income Fund and Innovator IBD 50 Fund as of November 30, 2015, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2016

ACADEMY FUNDS TRUST

Additional Information

1.	ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer

Interested Trustee

David Jacovini(1)	President,	President	President,	2	None
325 Chestnut Street,	Treasurer	and	Innovator
Suite 512	and Trustee	Treasurer	Management
Philadelphia, PA 19106		Since	LLC, Since 2011;
Age: 39		2007;	Chief Executive
		Trustee	Officer, Academy
		Since	Asset Management
		2009	LLC, Since 2007.

Independent Trustees

Oliver St. Clair	Chairman	Since	Vice Chairman,	2	Board Member,
Franklin OBE	and Trustee	2007	Electronic Ink, Since		Dynamis Therapeutics
325 Chestnut Street,			2009; Honorary		(biotech research);
Suite 512			British Consul		Board of Advisors, The
Philadelphia, PA 19106			(UK Diplomatic		Genisys Group
Age: 70			Representative in		(software development;
			Philadelphia), Since		BPO outsourcing);
			1998; President and		Board of Directors,
			CEO, International		The Greater
			House Philadelphia		Philadelphia Chamber
			(programming and		of Commerce; Chair,
			lodging for		City Fellows, Inc.
			international students),		(search firm for UK
			2003 to 2008.		financial services
firms).

ACADEMY FUNDS TRUST

Additional Information (Continued)

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer

Russell R. Wagner	Trustee	Since	Executive Vice	2	Board Member,
325 Chestnut Street,		2007	President –		Philadelphia Parking
Suite 512			Finance, CFO		Authority, Holy
Philadelphia, PA 19106			and Treasurer		Redeemer Ambulatory
Age: 58			Holy Redeemer		Surgery Center,
			Health System,		LLC, and HRH
			Since 1994.		Management
Corporation;
Chairman of the
Board, Liberty
Community
Development
Corporation.

Michael D. Gries	Vice	Vice	CCO of Academy	2	None
325 Chestnut Street,	President,	President	Asset Management
Suite 512	Chief	Since	LLC, Since 2009;
Philadelphia, PA 19106	Compli-	2007;	CCO of Innovator
Age: 40	ance	Chief	Management LLC,
	Officer and	Compli-	Since 2011;
	Secretary	ance	Operations Manager,
		Officer	Academy Asset
		and	Management LLC,
		Secretary	Since 2007.
Since
2009

(1)	David Jacovini is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.
*	The Fund’s Trustees serve for an indefinite term until their resignation, death or removal. The Fund’s officers are elected annually by the Board and serve at the Board’s pleasure.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-877-386-3890.

ACADEMY FUNDS TRUST

Discussion Regarding Approval of Investment Advisory Agreement

BOARD CONSIDERATIONS WITH RESPECT TO THE APPROVAL OF A NEW SUB-ADVISER AND RELATED SUB-ADVISORY AGREEMENT FOR THE INNOVATOR MCKINLEY INCOME FUND (JULY, 2015)

In considering the appointment of McKinley Capital Management, LLC (“McKinley”) as the Fund’s new sub-adviser and the related approval of the Sub-advisory Agreement between Innovator Management LLC (the “Manager”) and McKinley, the Trust’s Board of Trustees considered and reviewed information about McKinley, including its personnel, operations, and financial condition, which had been provided by McKinley.  The Board also reviewed material furnished by the Manager, including: analysis concerning the Manager’s proposal of McKinley; a description of McKinley’s proposed sub-advisory fees under the Sub-advisory Agreement, along with fees that McKinley charges similar accounts; information concerning McKinley’s organizational structure and the experience of its investment management personnel; a “due diligence” report describing various material items in relation to McKinley’s personnel, organization, and policies; copies of McKinley’s Form ADV; and a copy of the Sub-advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from independent counsel.  While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.  This discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.  In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors.  In addition, individual Trustees may have assigned different weights to various factors.

Nature, Extent, and Quality of Services.  In considering the nature, extent, and quality of the services to be provided by McKinley, the Board specifically considered that the Sub-advisory Agreement contains substantially similar provisions to those in the prior Trust & Fiduciary Management Services’ sub-advisory agreement, except for the provisions relating to the fees.  The Board reviewed materials provided by McKinley regarding the experience and qualifications of personnel who will be responsible for managing the Fund.  The Board also placed weight on the past performance of a representative McKinley portfolio that utilized the investment process and parameters that would be employed by McKinley on behalf of the Fund.  Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by McKinley to the Fund and its shareholders and was confident in the abilities of McKinley to provide quality services to the Fund and its shareholders.

Investment Performance.  The Board reviewed information on the past performance of McKinley over various time periods.  The Board believed such information and analysis evidenced the benefits to the Fund and high quality of portfolio management services expected to be provided by McKinley under the Sub-advisory Agreement.

ACADEMY FUNDS TRUST

Discussion Regarding Approval of Investment Advisory Agreement
(Continued)

Comparative Expenses.  In considering the appropriateness of the sub-advisory fees to be charged by McKinley, the Board reviewed and considered the sub-advisory fees in light of the nature, extent and quality of the sub-advisory services to be provided by McKinley, as more fully described above. The Board noted that McKinley’s sub-advisory fees are paid by the Manager and are not additional fees borne by the Fund.  The Board also noted that the sub-advisory fees to be paid by the Manager to McKinley were the product of arms-length negotiations between the Manager and McKinley, and the Board considered the allocation of the investment management fees charged to the Fund between the Manager and McKinley in light of the nature, extent and quality of the investment management services provided, and to be provided by, the Manager and McKinley.  In particular, the Board was provided with a description of fees to be charged by McKinley under the Sub-advisory Agreement for the Fund, which showed them to be slightly higher than the sub-advisory fees charged by Trust & Fiduciary under its sub-advisory agreement at the Fund’s current amount of assets under management.  The Board discussed the impact that the differences in fees would have on the Manager’s profitability.  The Board also was provided with information showing that McKinley’s fees were competitive with those charged by McKinley to other comparable investment companies or accounts.  The Board also noted that the management fee paid by the Fund to the Manager would stay the same at current asset levels.  Based upon such facts, the Board believed that the fees to be charged by McKinley under the Sub-advisory Agreement were acceptable in relation to the services being provided.

Profitability and Economies of Scale.  Information about McKinley’s profitability from its relationship with the Fund was not available because it had not begun to provide services to the Fund.  The Trustees also considered whether there are any “fall out” or ancillary benefits that may accrue to McKinley as a result of its relationship with the Fund.  Based on the information provided, the relative small size of the Fund, and its limited performance record, the Trustees concluded that there did not appear to be any significant benefits in this regard and believed it unlikely that meaningful economies of scale currently existed in the management of such Fund.

Conclusions.  Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of the McKinley’s services and that McKinley has the ability to provide these services based on its experience, operations and resources.  After evaluation of the relevant information and other considerations as described above, and in light of the nature, extent and quality of services to be provided by McKinley, the Trustees determined the level of fees to be paid to McKinley would continue to be reasonable under the Sub-advisory Agreement.

ACADEMY FUNDS TRUST

Discussion Regarding Approval of Investment Advisory Agreement
(Continued)

BOARD CONSIDERATIONS WITH RESPECT TO THE APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS DUE TO THE CHANGE OF CONTROL OF INNOVATOR MANAGEMENT LLC (AUGUST, 2015)

At an in-person Board meeting held on August 3, 2015 (and reconvened on August 6, 2015), the Board, including the Independent Trustees, discussed and approved interim advisory and sub-advisory agreements (collectively, the “Interim Advisory Agreements”) for the Fund that would become effective at the time of the closing of the transaction (the “Transaction”) involving the sale of an ownership interest in Innovator Management LLC, the Fund’s investment advisor (“Innovator Management”). The Interim Advisory Agreements would remain in effect until the Fund’s shareholders approved the new permanent advisory agreement with Innovator Management (the “Final Advisory Agreement” and together with the final sub-advisory agreement between Innovator and McKinley Capital Management (“McKinley”), the “Final Advisory Agreements”).  The Interim Advisory Agreements and Final Advisory Agreements are collectively referred to as the “Advisory Agreements.”  In considering information relating to the approval of the Advisory Agreements, the Board received assistance and advice from counsel and was provided with a written description of their responsibilities in approving the Advisory Agreements.  The Independent Trustees had requested and been provided with detailed materials relating to Aequitas Capital Management (“Aequitas”), Innovator Management and the Transaction in advance of the meeting.

At the meeting, the Trustees discussed the Transaction with representatives of Innovator Management, including the strategic rationale for the Transaction, and Aequitas’ general plans and intentions regarding Innovator Management.  At the meeting, representatives of Innovator Management responded to questions from the Board.

In connection with the Board’s review of the Advisory Agreements, Innovator Management advised the Trustees about a variety of matters, including the following:

•
No material changes were contemplated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Fund and its Shareholders, including investment management, distribution, or other Shareholder services.

•	No material changes were contemplated in the current management, operation or key personnel of Innovator Management or McKinley following the Transaction.

•
Innovator Management has agreed that it will, and will cause each of its affiliates to, conduct its business and use commercially reasonable efforts in such a way as to ensure that no undue burden is imposed on the Fund as contemplated by Section 15(f) due to the Transaction.

In addition to the information provided by Innovator Management as described above, the Board also considered, among other factors, the following:

ACADEMY FUNDS TRUST

Discussion Regarding Approval of Investment Advisory Agreement
(Continued)

•	The reputation, financial strength, and resources of Aequitas.

•	The terms and conditions of the Final Advisory Agreements, including that the contractual fee rates under the Final Advisory Agreements, will remain the same.

•
At its in-person meeting on November 17, 2014, the Board had performed a full annual review of the existing investment advisory agreement between Innovator Management and the Trust, on behalf of the Fund, as required by the 1940 Act and determined that Innovator Management had the capabilities, resources, and personnel necessary to provide the investment management services currently provided to the Fund.  The Board carefully considered Innovator Management’s advisory fee and compared it to the advisory fees charged by other moderate allocation funds within the Fund’s comparative Morningstar peer group.  The Board also considered the Fund’s expense ratio relative to the expense ratios of other funds within a “pass-through” peer group selected by Innovator Management.  The Board acknowledged Innovator Management’s willingness to continue to waive fees and/or reimburse expenses in order to cap the costs paid by Fund shareholders, and the effect of such commitment on Innovator Management’s profitability based on information presented orally to the Board.  The Board also considered the sub-advisory fee paid to the sub-adviser by Innovator Management and such other matters that the Board considered relevant in the exercise of its reasonable judgment.

•
At its in-person meeting on July 8, 2015, the Board had reviewed and approved the existing sub-advisory agreement between Innovator Management and McKinley and determined that McKinley had the capabilities, resources and personnel necessary to provide sub-advisory services currently provided to the Fund.  The Board reviewed information on the past performance of McKinley over various time periods in managing another mutual fund with a similar investment objective and strategies.  The Board believed such information and analysis evidenced the benefits to the Fund, and high quality of portfolio management services, expected to be provided by McKinley under the existing sub-advisory agreement.  In considering the appropriateness of the sub-advisory fees to be charged by McKinley, the Board reviewed and considered the sub-advisory fees in light of the nature, extent and quality of the sub-advisory services to be provided by McKinley.  The Board noted that McKinley’s sub-advisory fees are paid by Innovator Management and are not additional fees borne by the Fund.  The Board also noted that the sub-advisory fees to be paid by Innovator Management to McKinley were the product of arms-length negotiations between Innovator Management and McKinley, and the Board considered the allocation of the investment management fees between Innovator Management and McKinley in light of the nature, extent and quality of the investment management services provided, and to be provided by, Innovator

ACADEMY FUNDS TRUST

Discussion Regarding Approval of Investment Advisory Agreement
(Continued)

Management and McKinley.  In particular, the Board was provided with a description of fees to be charged by McKinley under the sub-advisory agreement for the Fund, which showed them to be slightly higher than the sub-advisory fees charged by Trust & Fiduciary under its sub-advisory agreement at the Fund’s current amount of assets under management.  The Board discussed the impact that the differences in fees would have on Innovator Management’s profitability.  The Board also was provided with information showing that McKinley’s fees were competitive with those charged by McKinley to other comparable investment companies or accounts.  The Board also noted that the management fee paid by the Fund to Innovator Management would stay the same at current asset levels.

•
Innovator Management had agreed to pay all expenses of the Fund in connection with the Board’s consideration of the Advisory Agreements and related agreements and all costs of any proxy solicitation.  As a result, the Fund will bear no costs in obtaining Shareholder approval of Innovator Management’s Final Advisory Agreement.

•	McKinley will continue to serve as the sub-adviser to the Fund after the Transaction closes, and will continue to manage the day-to-day investment and reinvestment of the assets in the Fund.

Certain of these considerations are discussed in more detail below.

In making its decision to approve the Advisory Agreements, the Independent Trustees gave attention to all information furnished.  The following discussion identifies the primary factors taken into account by the Board in approving the Advisory Agreements.

The nature, extent, and quality of services provided to the Fund by Innovator Management and McKinley.  The Board considered services provided by Innovator Management to the Fund and its Shareholders.  In reviewing the nature, extent, and quality of services, the Board considered that the Final Advisory Agreements will be substantially identical to the existing investment advisory agreement, and therefore considered the review conducted at the November 17, 2014 Board meeting.  In this regard, the Board noted Innovator Management’s responsibilities as the Fund’s investment adviser, including: overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio; ultimate responsibility, subject to oversight by the Board, for oversight of McKinley as sub-adviser to the Fund; Innovator Management’s efforts to market the Fund; Innovator Management’s monitoring of compliance with the Fund’s investment objective, strategies and restrictions on a day-to-day basis and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund.

The Board reviewed services historically provided by Innovator Management to the Fund and its Shareholders and its compliance with the Fund’s code of ethics.  The Board also considered the fact that the Fund operates under manager-of-managers exemptive

ACADEMY FUNDS TRUST

Discussion Regarding Approval of Investment Advisory Agreement
(Continued)

relief that was obtained by Innovator Management from the SEC, and that Innovator Management is ultimately responsible for overseeing compliance with the exemptive order.  Based on their consideration and review of the foregoing information, the Board determined that the Fund was likely to continue to benefit from the nature, extent, and quality of these services, as well as Innovator Management’s ability to render such services based on its experience, operations, and resources.

The Board considered the services that would continue to be provided by McKinley, which had recently been retained as the Fund’s sub-adviser.  The Board felt comfortable that following the Transaction, the current staffing of McKinley would remain the same and continue to provide the support that the Board expected of the Fund’s portfolio management team.  The Board considered that the final sub-advisory agreement will be substantially identical to the existing sub-advisory agreement, and therefore considered the review conducted at its July 8, 2015 in-person Board meeting.  As a result, the Board concluded that it would continue to be satisfied with the nature, extent and quality of the overall services provided by McKinley.

Comparison of services provided and fees charged by Innovator Management and other investment advisers to similar clients, and the cost of the services provided and profits realized by Innovator Management from the relationship with the Fund.  The Board considered the expense comparison data for the Fund that it had previously considered at the November 17, 2014 Board meeting.  At this meeting, the Board carefully considered Innovator Management’s advisory fee and compared it to the advisory fees charged by other moderate allocation funds within the Fund’s comparative Morningstar peer group.  The Board also considered the Fund’s expense ratio relative to the expense ratios of other funds within the “pass-through” peer group selected by Innovator Management.  The Board acknowledged Innovator Management’s willingness to continue to waive fees and/or reimburse expenses in order to cap the costs paid by Fund Shareholders, and the effect of such commitment on Innovator Management’s profitability based on information presented orally to the Board.  The Board also considered that the sub-advisory fee would continue to be paid by Innovator Management and would not change under the new sub-advisory agreement.

Investment performance of Innovator Management and McKinley.  The Board considered performance reports provided throughout the year.  The Board considered the Fund’s performance compared to both its Morningstar peer group, relative benchmark indices, and the “pass-through” peer group selected by Innovator Management over one-year and year-to-date periods.  The Trustees considered factors, including but not limited to, the sub-adviser’s management style and overall market conditions that had affected the performance of the Fund relative to its benchmarks.

ACADEMY FUNDS TRUST

Discussion Regarding Approval of Investment Advisory Agreement
(Continued)

With respect to the recent Fund’s investment performance, the Trustees considered the updated performance information provided by Innovator Management at the Meeting.  Due to the relatively short tenure of McKinley, the Fund’s most recent performance was not a significant factor in the Board’s consideration of whether to approve the interim and final sub-advisory agreements.  The Board noted that during its brief term as sub-adviser, Innovator Management was pleased with McKinley’s management of the Fund.

The Board also noted the proposed continuity of Innovator Management’s operations.  In addition, the Board noted that the sub-adviser of the Fund at the time the existing investment advisory agreement was approved was later replaced by McKinley to seek to improve performance and the quality of portfolio management services expected to be provided to the Fund, pursuant to the approval of the Board.

Profitability and Economies of Scale.  The Board had previously reviewed the costs, profitability and any “fall out” or ancillary benefits that may accrue to Innovator Management as a result of its relationship with the Fund at the Board meeting on November 17, 2014.  Based on the information provided, the relative small size of the Fund, and its limited performance record, the Trustees concluded that there did not appear to be any significant benefits in this regard.

Information about McKinley’s profitability from its relationship with the Fund was not available because it had just recently begun to provide services to the Fund.  The Trustees also considered whether there are any “fall out” or ancillary benefits that may accrue to McKinley as a result of its relationship with the Fund.  Based on the information provided, the relative small size of the Fund, and its limited performance record, the Trustees concluded that there did not appear to be any significant benefits in this regard and believed it unlikely that meaningful economies of scale currently existed in the management of such Fund.

Conclusion.  Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of the services of Innovator Management and McKinley and that Innovator Management and McKinley have the ability to continue to provide these services based on their respective experience, operations and resources.  After evaluation of the performance, fee and expense information, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by Innovator Management and McKinley, the Trustees, including a majority of the Independent Trustees, approved the Advisory Agreements, concluding that the advisory and sub-advisory fee rates are reasonable in relation to the services provided and that the Advisory Agreements are in the best interests of the Shareholders.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PROXY VOTING POLICIES AND PROCEDURE

The Trust’s Proxy Voting Policies and Procedures are available without charge, upon request, by calling 1-877-386-3890 and on the SEC’s website at www.sec.gov.  Information relating to how each Academy Fund voted proxies relating to portfolio securities held during each year ended June 30 is also available on the SEC’S website at www.sec.gov.

TAX NOTICE

The percentage of dividend income distributed for the period ended November 30, 2015, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, was 26.76% and 0.00% for IMIFX-IMIIX and FFTY, respectively.  15.05% and 0.00% of the dividends paid by IMIFX-IMIIX and FFTY, respectively, qualify for the corporate dividends received deduction.  For the period ended November 30, 2015, 0.00% and 0.00% of the ordinary income distributions paid by IMIFX-IMIIX and FFTY, respectively, were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

INFORMATION ABOUT PORTFOLIO SECURITIES

Each Academy Funds’ complete schedule of portfolio holdings for the first and third quarters is filed with the SEC on Form N-Q. The Trust’s Form N-Q is available without charge, upon request, by calling 1-877-386-3890, or on the SEC’s website at www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, the Trust delivers one copy of an annual/semi-annual report, prospectus and/or proxy statement on behalf of two or more shareholders at a shared address (householding).  If you do not wish to participate in householding, please indicate this preference on your new account application (if you are opening a new account) or call 1-877-FUND890 (877-386-3890) to change the status of your existing account.  You may change your status at any time.

ELECTRONIC DELIVERY OF SHAREHOLDER DOCUMENTS

You may choose to receive the Academy Funds Trust prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial adviser.

INVESTMENT ADVISOR

Innovator Management LLC
325 Chestnut Street, Suite 512
Philadelphia, PA 19106

INNOVATOR MCKINLEY INCOME FUND
INVESTMENT SUB-ADVISOR

McKinley Capital Management, LLC
3301 C Street, Suite 500
Anchorage, AK 99503

INNOVATOR IBD® 50 FUND
INVESTMENT SUB-ADVISOR

Penserra Capital Management LLC
140 Broadway, 26th Floor
New York, NY 10005

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed March 06, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Russell Wagner is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years.  “Audit fees” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related fees” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$29,500	$15,500
Audit-Related Fees
Tax Fees	$5,000	$3,000
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	$5,000	$3,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Academy Funds Trust

By (Signature and Title)*  /s/ David Jacovini
  David Jacovini, President

Date  1/27/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David Jacovini
  David Jacovini, President & Treasurer

Date  1/27/2016

* Print the name and title of each signing officer under his or her signature.